                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        --------------------------------

       Date of Report (Date of earliest event reported): December 6, 2000

                            SPRINGS INDUSTRIES, INC.

               (Exact name of registrant as specified in charter)

South Carolina                   1-5315                    57-0252730

(State or other               (Commission              (IRS Employer
jurisdiction of                File Number)             Identification No.)
incorporation)

205 North White Street, Fort Mill, SC                         29715
(Address of principal executive offices)                   (Zip Code)

                                 (803) 547-1500
              (Registrant's telephone number, including area code)

                                   Page 1 of 7

                       The Index to Exhibits is on Page 5

                          TABLE OF CONTENTS TO FORM 8-K

ITEM                                                      PAGE
----                                                      ----

5.       OTHER EVENTS                                       3

7.       FINANCIAL STATEMENTS AND EXHIBITS                  3

SIGNATURES                                                  4

EXHIBIT INDEX                                               5

Item 5. Other Events

On December 6, 2000, Springs Industries, Inc. announced it will eliminate some production at its Katherine and Elliott plants in Chester County, SC, in February 2001. Outdated yarn spinning will be eliminated at both plants and some narrow looms, which are not compatible with newer fabrication equipment, will be phased down at the Katherine Plant. See Exhibit 99.1, which is attached hereto and incorporated herein, for additional information. During the fourth quarter of 2000, Springs will record a one-time after-tax charge of approximately $1.8 million, or $0.10 per diluted share, which includes $1.1 million for non-cash asset write-offs and $0.7 million for severance costs associated with discontinuing the production. The company expects that its annual after-tax operating costs will be improved by $2.2 million compared with continuing to operate this outdated equipment. Including one-time transition costs and a partial-year benefit, after-tax operating costs will be improved by $1.1 million in 2001.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

                  99       Additional Exhibits

                           99.1 News release issued by Springs Industries, Inc., on December 6, 2000.

The matters discussed or incorporated by reference in this Form 8-K contain forward-looking statements that are based on management's expectations, estimates, projections, and assumptions. Words such as "expects," "hopes," "estimates," and variations of such words and similar expressions are often used to identify such forward-looking statements which include but are not limited to projections of expenditures, savings, completion dates, cash flows, and operating performance. Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guaranties of future performance; instead, they relate to situations with respect to which certain risks and uncertainties are difficult to predict. Actual future results and trends, therefore, may differ materially from what is forecast in forward-looking statements due to a variety of factors, including: the health of the retail economy in general, competitive conditions, and demand for the Company's products; progress toward the Company's cost-reduction goals; unanticipated natural disasters; legal proceedings; labor matters; and the availability and price of raw materials which could be affected by weather, disease, energy costs, or other factors.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Springs has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPRINGS INDUSTRIES, INC.


                                 By:        /s/Jeffrey A. Atkins
                                     ---------------------------------
                                     Jeffrey A. Atkins
                                     Executive Vice President
                                       and Chief Financial Officer

Dated: December 7, 2000

                                  EXHIBIT INDEX

         Exhibit                                                                       Page
         -------                                                                       ----

         99       Additional Exhibits

                  99.1     News Release issued by Springs Industries, Inc., on
                           December 6, 2000.                                             6